Exhibit 13.1
CERTIFICATION OF PERIODIC FINANCIAL REPORT
Pursuant to 18 U.S.C. Section 1350
     In connection with the Annual Report of Siliconware Precision Industries Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2005 as filed with the SEC on the date hereof (the “Report”), I, Chi Wen Tsai, the Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 29, 2006

By:	/s/ Chi-Wen Tsai

Name:	Chi-Wen Tsai
Title:	Chief Executive Officer

*	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.